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                                                                 Exhibit 10(ccc)

                                 AMENDMENT NO. 2
                                       TO
                               COMSEARCH DIVISION
                            SUPPLEMENTAL SAVINGS PLAN
                           (EFFECTIVE JANUARY 1, 1996)


       WHEREAS, Allen Telecom Inc. sponsors the Comsearch Division Supplemental Savings Plan (the "Plan");

       NOW, THEREFORE, the Company hereby amends the Plan as follows, effective as of January 1, 2000:

                                       I.

       Section 2.8 of the Plan is hereby amended to provide as follows:

              SECTION 2.8. EXECUTIVE shall mean, for a particular Plan Year, either:

              (i)    an Employee of the Comsearch Division of the Company, or

              (ii) effective for the 1999 Plan Year, a Northern Virginia Participant

         (a) for whom Additional Employer Contributions under the Savings Plan are limited by Section 401(a)(17) or 415 of the Code, or (b) who elects to make "Executive Deferrals" under the Allen Telecom Inc. Deferred Compensation Plan.


       IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to be executed this day _______ of ___________________, 2000.

                                                    ALLEN TELECOM INC.



                                                    By__________________________

                                                    Its_________________________